UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 6, 2025
(November 6, 2025)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Texas-New Mexico Power Company
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
Telephone Number - (972) 420-4189
Commission File No. - 002-97230
IRS Employer Identification No. - 75-0204070
____________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 6, 2025, TXNM Energy, Inc.’s indirect wholly-owned subsidiary, Texas-New Mexico Power Company (“TNMP”), entered into the Twenty-Fifth Supplemental Indenture, dated as of November 6, 2025 (the “Twenty-Fifth Supplemental Indenture”) to supplement TNMP’s First Mortgage Indenture dated as of March 23, 2009 (the “First Mortgage Indenture”), between TNMP and U.S. Bank Trust Company, National Association (as ultimate successor to The Bank of New York Mellon Trust Company, N.A.), as trustee, (the “Trustee”), as previously supplemented and amended (the Twenty-Fifth Supplemental Indenture and, together with the First Mortgage Indenture, the “Indenture”).

The Twenty-Fifth Supplemental Indenture (i) amends the requirement for TNMP to provide certain financial reports under Section 12.04 of the First Mortgage Indenture, (ii) amends the change in control definition under Section 1.01 of the Tenth Supplemental Indenture, dated as of March 29, 2019, the Twelfth Supplemental Indenture, dated as of April 24, 2020, the Thirteenth Supplemental Indenture, dated as of July 15, 2020, the Fifteenth Supplemental Indenture, dated as of May 12, 2022, the Eighteenth Supplemental Indenture, dated as of April 28, 2023, the Nineteenth Supplemental Indenture, dated as of July 28, 2023, the Twentieth Supplemental Indenture, dated as of March 28, 2024, the Twenty-Second Supplemental Indenture, dated as of July 1, 2024, the Twenty-Third Supplemental Indenture, dated as of February 14, 2025 and (iii) amends the Fifth Supplemental Indenture, dated as of April 3, 2013 to incorporate a covenant requiring TNMP to make available certain annual and quarterly consolidated financial statements of TNMP to holders of bonds issued under the Fifth Supplemental Indenture. TNMP received the requisite consents from the applicable holders, as required under the First Mortgage Indenture, to enter into the Twenty-Fifth Supplemental Indenture.

The foregoing description of the Twenty-Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Twenty-Fifth Supplemental Indenture a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1	Twenty-Fifth Supplemental Indenture, dated as of November 6, 2025, between Texas-New Mexico Power Company and U.S. Bank Trust Company, National Association, as Trustee.

104	Cover page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: November 6, 2025	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)